OPERATIONS IN UZBEKISTAN	12 Months Ended
Dec. 31, 2013
OPERATIONS IN UZBEKISTAN
OPERATIONS IN UZBEKISTAN

4. OPERATIONS IN UZBEKISTAN

        In June 2012, the authorities of the Republic of Uzbekistan commenced repeat audits of previously audited financial and operating activities of MTS' wholly owned subsidiary Uzdunrobita. On July 17, 2012, Uzdunrobita suspended its services in Uzbekistan pursuant to the order of the State Agency for Communications and Information of Uzbekistan (the "SACI") temporarily suspending the operating license of Uzdunrobita for a period of ten business days. This suspension was subsequently extended to three months due to the decision of the Tashkent Economic Court of July 30, 2012.

        On August 6 and 7, 2012, fourteen regional antimonopoly departments of the Republic of Uzbekistan simultaneously held hearings and declared that Uzdunrobita had violated antimonopoly laws, consumer protection laws and laws governing advertisements. In total, the claims of the regional antimonopoly departments against Uzdunrobita amounted to approximately RUB 2,558 million. This amount was subsequently reduced by the superior antimonopoly regulator to RUB 416 million in the aggregate. The disputes with the antimonopoly authorities were dismissed after payments were made by Uzdunrobita pursuant to the Appeal Decision (as defined below).

        On August 13, 2012, the Tashkent Economic Court granted the petition of the SACI to terminate all operating licenses of Uzdunrobita permanently. This decision was subsequently upheld by the appeals and cassation instance courts on August 27, 2012 and April 4, 2013, respectively.

        Notwithstanding the fact that a tax audit of Uzdunrobita's operations for the period of 2007-2010 was completed in February 2012 and did not reveal any serious violations, further tax audits were conducted and purported to find alleged violations of licensing regulations as well as income and other tax legislation resulting in the imposition of additional taxes and fines totaling approximately RUB 28,776 million. This amount was subsequently reduced to RUB 21,390 million in the aggregate. Whether these taxes and sanctions can be claimed by the Uzbek tax authorities from Uzdunrobita under bankruptcy procedures (discussed below) is uncertain in light of the decisions made by the High Economic Court and the Regional Economic Courts of Appeals between April 4, 2013 and April 11, 2013. With limited exceptions, those decisions dismissed the obligation of the regional tax authorities to enforce the financial sanctions. The decisions, however, do not cover any obligation of the local tax authorities to collect the additional taxes.

        During September-October of 2012, RUB 201 million were seized from Uzdunrobita's bank accounts by the Uzbek State and applied to settle a portion of the State's alleged claims.

        On September 17, 2012, the Tashkent City Criminal Court issued a ruling in favor of the Uzbek state authorities authorizing the confiscation of all assets of Uzdunrobita based on a criminal court's verdict which the Tashkent City Criminal Court issued against four employees of Uzdunrobita, despite the Uzdunrobita was not itself a party to such proceedings. Prior to this ruling, the Uzbek law enforcement agencies had frozen all of Uzdunrobita's assets, including cash held in local bank accounts.

        On November 8, 2012, the Appellate Instance of the Tashkent City Criminal Court allowed Uzdunrobita's appeal challenging the verdict of the Tashkent City Criminal Court dated September 17, 2012. The appeals court found that all damages (taxes, sanctions, unpaid licenses duties and damages to customers) suffered by the State must be compensated by Uzdunrobita. The amount of damages was calculated and determined on the basis of all of the aforementioned claims against Uzdunrobita existing as of November 8, 2012, which amounted to RUB 18,375 million to be paid in eight equal monthly instalments (the "Appeal Decision").

        In accordance with applicable Uzbek laws, Uzdunrobita petitioned the Deputy General Prosecutor to challenge the Appeal Decision before the Supreme Court of Uzbekistan and grant a stay of enforcement of the Appeal Decision. Uzdunrobita's petition was rejected by the General Prosecutor's Office on December 25, 2012.

        Following this rejection, Uzdunrobita immediately filed a further petition to appeal to the Supreme Court of Uzbekistan with the Chairman of the Supreme Court of Uzbekistan. On January 23, 2013, the Company was notified that the matter had been submitted by the Supreme Court for consideration by the Chairman of the Tashkent City Court. On May 2, 2013, the Chairman of the Tashkent City Court rejected Uzdunrobita's petition.

        In order to comply with the Appeal Decision, Uzdunrobita paid two scheduled installments in November and December 2012 totaling RUB 4,584 million. On January 14, 2013, subsequent to the payment of a portion (RUB 242 million) of the third installment due in January 2013 with all cash remaining in Uzdunrobita's bank accounts, Uzdunrobita filed a petition for voluntary bankruptcy with the Tashkent Economic Court due to its inability to meet its further obligations arising out of the Appeal Decision. On January 18, 2013, the Court initiated bankruptcy proceedings and appointed an external temporary supervisor over Uzdunrobita, and scheduled a further bankruptcy hearing which took place on April 22, 2013.

        Considering the adverse impact of such circumstances on the Group's ability to conduct operations in Uzbekistan, the Group tested goodwill and other long-lived assets attributable to Uzbekistan for impairment upon first receiving notification of the investigations. As a result, an impairment loss on the long-lived assets presented in the table below was recorded in the consolidated statements of operations and comprehensive income for the year ended December 31, 2012. In 2013 after the loss of control over Uzdunrobita these losses were assigned to discontinued operations:

Impairment loss
Property, plant and equipment	8,438
Licenses	2,709
Rights to use radio frequencies	2,523
Numbering capacity	1,190
Software and other intangible assets	1,654
Goodwill	3,523

Total impairment loss related to goodwill and long-lived assets	20,037

        The Group used a probability-weighted valuation technique to determine the fair value of the long-lived assets as of December 31, 2012, which was determined based on unobservable inputs ("Level 3" of the hierarchy established by U.S. GAAP guidance). In calculating the future cash flows for use in the assessment of the fair value of long-lived assets, the Group used forecasts for the Uzbekistan telecommunication market and Uzdunrobita's position in that market. The forecasts were based on all available internal and external information, including growth projections and industry experts' estimates.

        Separate to the impairments recognized, a liability of RUB 12,706 million relating to the claims was recorded with an associated charge to the consolidated statements of operations and comprehensive income for the year ended December 31, 2012 as the minimum of a range of probable losses according to management's estimations, as required by U.S. GAAP if no estimate within a range is more likely than any other.

        On April 22, 2013, the Tashkent Economic Court declared Uzdunrobita bankrupt and initiated six-month liquidation procedures which, as far as the Group is able to comprehend, are still in process (the period has been prolonged several times). In accordance with the terms of local liquidation procedures, Uzdunrobita's CEO was relieved of his duties and all of the oversight and governance over Uzdunrobita was transferred to the liquidation administrator. As a result the Group lost control over the subsidiary and deconsolidated Uzdunrobita.

        In July 2013, two rounds of auctions were set and held in relation to the sale of assets of Uzdunrobita and all of its branches. All auctions were recognized as having failed due to the absence of any applications by interested bidders.

        The Group believes that the claims of the Uzbek state authorities against Uzdunrobita that resulted in the initiation of its bankruptcy are unfounded. The Group reserves its right to pursue all available legal options in Uzbekistan and internationally to defend itself, protect its investments and fully recover damages or obtain other relief including from any party involved in depriving MTS of its business and assets in Uzbekistan.

        MTS has filed a claim against the Republic of Uzbekistan in the International Center for Settlement of Investment Disputes ("ICSID"), which is part of the World Bank Group, in Washington, D.C. The claim was registered on November 15, 2012. The tribunal was formed on August 29, 2013 and first procedural hearings took place in November 2013.

        The results of operations of Uzdunrobita are reported as discontinued operations in the accompanying consolidated statements of operations and comprehensive income and consolidated statements of cash flows for all periods presented. Consolidated statement of financial position was not retrospectively adjusted on discontinued operations and includes Uzbekistan as of December 31, 2012. The gain on disposal recognized in the amount of RUB 3,682 million related to the recycling from accumulated other comprehensive income of the cumulative translation adjustment attributable to Uzdunrobita. The results of discontinued operations of Uzdunrobita for the year ended December 31, 2013, 2012 and 2011 were as follows:

	Years ended December 31,
	2013	2012	2011
Total revenues	—	8,357	12,919
Income / (loss) before income tax	1,109	(34,171)	1,841
Income tax (expense) / benefit	(1,058)	1,325	(35)
Gain on disposal, net of tax	3,682	—	—

Income / (loss) from discontinued operations, net of tax	3,733	(32,846)	1,806

        The carrying amount of assets and liabilities related to Uzdunrobita as of April 22, 2013 (the date of deconsolidation) and December 31, 2012 was as follows:

	April 22, 2013	December 31, 2012
Current assets	341	755
Non-current assets	9,615	10,524

Total assets	9,956	11,279

Current liabilities	9,956	11,279

Total liabilities	9,956	11,279